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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 17, 2002



                                 CYBERCARE, INC.
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             (Exact name of registrant as specified in its charter)



           FLORIDA                      0-20356                65-0158479
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(State or other jurisdiction    (Commission File Number)    (IRS Employer ID
      of incorporation)                                          Number)



       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: 561-742-5000


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Item 5.  Other Events

The Registrant has reviewed the employment agreements and a severance agreement with certain former officers and has elected to discontinue payment or provision of all compensation and related benefits to such officers under these agreements. This determination affects former CEO and Chairman of the Board Michael F. Morrell, his wife and former corporate secretary Linda Moore, and former president Paul C. Pershes. Since March 1, 2002 the Registrant had suspended payment under these agreements pending review. The discontinuation of payment has been made at the recommendation of a special committee appointed by the Board of Directors.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: April 17, 2002                      By: /s/ STEVEN M. COHEN
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                                              Steven M. Cohen
                                              Chief Financial Officer